
<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from the balance sheet of CNL Income Fund, Ltd. at September 30, 1999, and its statement of income for the nine months then ended and is qualified in its entirety by reference to the Form 10-Q of CNL Income Fund, Ltd. for the nine months ended
September, 1999.
</LEGEND>

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                          DEC-31-1999
<PERIOD-START>                             JAN-01-1999
<PERIOD-END>                               SEP-30-1999
<CASH>                                         159,163
<SECURITIES>                                         0
<RECEIVABLES>                                   41,331
<ALLOWANCES>                                    30,168
<INVENTORY>                                          0
<CURRENT-ASSETS>                                     0<F1>
<PP&E>                                       9,851,815
<DEPRECIATION>                               2,430,042
<TOTAL-ASSETS>                               8,484,409
<CURRENT-LIABILITIES>                                0<F1>
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                             0
<OTHER-SE>                                   8,018,957
<TOTAL-LIABILITY-AND-EQUITY>                 8,484,409
<SALES>                                              0
<TOTAL-REVENUES>                               737,422
<CGS>                                                0
<TOTAL-COSTS>                                        0
<OTHER-EXPENSES>                               315,874
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                                492,884
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                            492,884
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                   492,884
<EPS-BASIC>                                          0
<EPS-DILUTED>                                        0

<F1>Due to the nature of its industry, CNL Income Fund, Ltd. has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.

